Nasdaq: CNFR Fulfilling the Unique Needs of Specialty Insurance Markets as a Long-Term Partner Q4 2021 Investor Conference Call March 3, 2022 Exhibit 99.1

Safe Harbor Statement 2

Conifer Holdings, Inc. provides niche market insurance programs through Conifer Insurance Company and White Pine Insurance Company on both an admitted and E&S basis. Conifer’s Infrastructure 3

Q4 2021 Highlights Top Line Growth in Both Commercial and Personal Lines GWP Q4 2021: $33M +14.5% over Q4 2020 Achieving rate across many lines Focus is on expanding profitable core premium Personal Lines Growth in Profitable Programs GWP Q4 2021: $4M +62.9% over Q4 2020 Q4 2021 Combined Ratio: 76.6% Low-value dwelling products and performance demonstrating consistent profitability Book Value of $4.17 per share Shareholders’ equity of $41M Does not include $14.6M of DTA ($1.50 per share) Total adjusted book value of $5.67 as of quarter ended December 31, 2021 Strategic Initiatives Continue to Drive Growth 4

Investment Thesis Focused Expertise in Niche Specialty Insurance Markets Operating Strategy 2 Attractive Entry Point Valuation Based on Operating Trajectory 3 1 5

Our Lines Of Business Commercial Personal Gross Written Premium for Q4 2021: $33 Million, up 14.5% YoY 6

Example: Restaurants, Bars and Taverns Conifer has had ties to the Hospitality Industry since the late 1980s, providing coverage and peace of mind for proprietors. Experts in Niche Markets Commercial Lines 7

Focus on classes where we have deep underwriting knowledge and experience Partner with retail and select wholesale agencies and retain underwriting authority in-house: Underwriting teams have established strong relationships with retail and wholesale specialists in these lines of business. With agents who specialize in our unique classes, we remain closer to our insureds and underwrite a stronger account / risk profile overall. A hallmark of our success has always been tight agent relationships that generate high account retention: Commercial retention in the quarter was over 90%. High account retention allows us to selectively grow market share where we see the best pricing and profitability. Leverage ability to write on E&S and admitted paper for rate and form flexibility: Our markets are firming, and we are seeing rate increases in our specialty markets – especially Excess & Surplus lines. In general, this has contributed to higher account retention, and more rate per risk. High single digits generally, low double digits for most classes, and even higher increases for auto insureds. Maintain low limits as much as possible: vast majority of property TIV is under $1M Also, we are seeing select participants exiting and leading to some market share movement in our space Continuing to emphasize specialty business, our premium mix remains firmly dedicated to Commercial Lines with 88.0% Specialty Commercial and 12.0% Personal Lines for Q4 2021. Commercial Lines Focus: Disciplined, Quality Underwriting 8

Commercial Lines represented roughly 88% of the premium written in Q4 2021 Sustained expansion of Michigan state premium and market share Conifer continues to write Commercial Lines in all 50 states Commercial Lines 9

Low value dwelling focus Underwriting teams have established strong relationships with retail and wholesale specialists in low value dwelling markets Leverage ability to write on E&S and admitted paper, where possible, for rate and form flexibility Utilize technology to appropriately price our property risks – for example, employing satellite imagery software for positive roof selection Improved technology to streamline claims process – for example, text messaging with claimants (including in-app translation capability) Maintain competitive advantage in ease of use for agency portal and submission/bind process Cloud-based agency portal system with strong data mining and predictive outcome capabilities Redesigned insurance company websites with the agent experience in mind Maintain rate and underwriting discipline regardless of market cycles Personal Lines profitability continues, posting 76.6% Combined Ratio for Q4 2021 10 Personal Lines Focus: Niche Specialty Homeowners Products

$2.4M $4.0M MILLIONS Gross Written Premium Personal Lines production was approximately 12% of total premium in Q4 2021 Growth in low-value dwelling segment with Texas as largest state Q4 2021 Combined Ratio for Personal Lines: 76.6% +62.9% Personal Lines 11

12 6,388 3,773 55% Decrease 1,348 58% Decrease 805 2,847 563 Claims Management *claims received as of 12/31/2021; excludes hurricanes and COVID/BI claims 12

Operating Strategy Attractive Entry Point Valuation Based on Operating Trajectory Focused Expertise in Niche Specialty Insurance Markets 2 3 1 Investment Thesis 13

Strategic Initiatives: Progress to Date Writing Specialty Commercial Lines Significant rate increases Infrastructure in place to handle anticipated growth Reducing exposure to underperforming markets (example: exiting select FL commercial lines) Expense management ongoing Focus on Small Commercial Business Rate contributed to 9% of 2021 premium growth Achieving appropriate scale Substantial decrease in number of open claims leads to more predictable loss-cost predictions in future periods Expense ratio improving as anticipated 14

Q4 2021 Results Overview Gross Written Premium: GWP was $33.0M in Q4 2021 Commercial Lines GWP increased approximately 10% over Q4 2020 Commercial Lines accident year combined ratio was 91.5% for the three months Personal Lines GWP increased 62.9% over Q4 2020, in historically profitable business lines Personal Lines accident year combined ratio was 76.6% for the three months Overall GWP increase of 14.5% from Q4 2020 Net Earned Premium: NEP was $26.2M in Q4 2021, compared to $23.1M in Q4 2020 Commercial Lines NEP was $22.9M for Q4 2021, up 7.5% year over year Personal Lines NEP was $3.3M for Q4 2021, an 81.8% increase over the same period in 2020 15

Continued focus on disciplined underwriting Personal Lines combined ratio of 76.6% for Q4 2021, down almost 2700 basis points year over year Commercial Lines combined ratio of 107.9% Prior year development stemming from 2018 and prior years – largely related to quick service restaurants Since 2018, significant re-underwriting has taken place in QSR eliminating poor performers and geographies from the book Premiums down more than 95% from peak, refined to core performing book 88.0% of total premiums in Q4 2021 were from core specialty commercial business Expect continued growth in small business and low-value dwelling programs in 2022 and beyond Q4 2021 Results Overview Combined Ratio 110.6% 103.9% 16 (670bps)

For Q4 2021, the consolidated loss ratio was 62.5%, compared to 66.7% in Q4 2020 Commercial Lines loss ratio was 66.6% Personal Lines loss ratio was 34.2% Growth in Net Earned Premium is driving greater economies of scale Emphasis on Low Value Dwelling premium is leading to outperformance in Personal Lines Commercial Lines focus is on disciplined growth in solidly performing core specialty lines of business Q4 2021 Results Overview Loss Ratio 17 (420bps)

Expense Ratio was 41.4% for Q4 2021, a 250bps improvement over the prior year period Growth in Net Earned Premium is driving greater economies of scale Ongoing efforts to reduce expense ratio by reducing absolute expenses through continued expense management Expense Ratio should decrease with reduction in total expenses coupled with growth in net earned premium base Q4 2021 Results Overview Expense Ratio 18

Debt Security Portfolio Allocation Net Investment Income for Q4 2021: $419,000 Highly liquid portfolio of investment grade debt securities Total cash & investment securities of $192.6M at December 31, 2021: Average duration: 3.6 years Average tax-equivalent yield: ~1.4% Average credit quality: AA Q4 2021 Investment Portfolio 19

Investment Thesis 20

Price to Book Ratios as of 3/1/2022 2x 4x 3x 1x Average: 1.66x Valuation of Specialty Insurance 21 5x

Why Conifer 22

Aligned and Experienced Management Team Insiders own over 64% of outstanding stock 23

Contact: Jessica Gulis (248) 559-0840 ir@cnfrh.com Appendix Income Statement Balance Sheet Summary Financial Information Adjusted Operating EPS 24

Net loss of $801,000, or $0.08 per share, based on 9.7 million average shares outstanding For Q4 2021, adjusted operating loss was $1.0 million, or $0.10 per share Q4 2021 Income Statement 25

Shareholders’ equity of $40.5 million – book value of $4.17 a share $1.50 per share full valuation allowance against deferred tax assets not reflected in book value Total adjusted book value of $5.67 as of quarter ended December 31, 2021 December 31, 2021 Balance Sheet 26

Summary Financial Information 27

Definitions of Non-GAAP Measures Conifer prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data. We believe that investors’ understanding of Conifer’s performance is enhanced by our disclosure of adjusted operating income. Our method for calculating this measure may differ from that used by other companies and therefore comparability may be limited. We define adjusted operating income (loss), a non-GAAP measure, as net income (loss) excluding net realized investment gains and losses, and other gains and losses, after-tax, and excluding the tax impact of changes in unrealized gains and losses. Beginning in 2018, the change in fair value of equity securities, net of tax, and the deferred gain on losses ceded to the ADC are also excluded from net income to arrive at adjusted operating income. We use adjusted operating income as an internal performance measure in the management of our operations because we believe it gives our management and other users of our financial information useful insight into our results of operations and our underlying business performance. Adjusted Operating Income 28